SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: January 30, 2009





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            59-3764931
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT

Effective January 30, 2009, GreenShift Corporation entered into a First Amendment to Membership Interest Purchase and Equity Capital Contribution Agreement (the "ECCA Agreement"). The other parties to the ECCA Agreement include:

>>   GS  COES  (Adrian  I),  LLC  ("GS  Adrian"),   a  newly  formed  GreenShift
     subsidiary;

>> Biofuel Industries Group, LLC ("BIG"), a Michigan limited liability company that was purchased by GreenShift in 2008;

>> GS (NextDiesel I), LLC ("GS NextDiesel"), a newly formed GreenShift subsidiary; and,

>> CleanBioenergy Partners, LLC, a Delaware limited liability company ("CleanBioenergy"), a newly formed joint venture company owned by two members: one is a subsidiary of GE Energy Financial Services, a unit of General Electric Company, and the other member is a subsidiary of YA Global Investments, L.P., a private investment firm managed by Yorkville Advisors, LLC.

The ECCA Agreement was signed on December 11, 2008, and was the subject of a Current Report on 8-K filed by GreenShift on December 16, 2008. Under the terms of the ECCA Agreement, CleanBioenergy agreed to invest up to $38 million in GS NextDiesel to help deploy twelve corn oil extraction facilities ("COES Facilities") and to double the capacity of GreenShift's 10 million gallon per year Michigan-based NextDiesel biodiesel refinery to 20 million gallons per year.

The ECCA Agreement provides that 70% of the membership units in GS NextDiesel will be issued to CleanBioenergy, and that the remaining 30% of the membership units will be issued to GS Adrian.

At the time of the initial contribution of cash by CleanBioenergy (the "Initial Equity Contribution Date"), GreenShift will contribute to GS NextDiesel all of its existing COES Facilities and its membership interest in BIG. Thereafter, CleanBioenergy will continue to make cash contributions as additional COES Facilities reach specified production thresholds.

The ECCA Agreement originally provided that CleanBioenergy could terminate the ECCA Agreement if the Initial Equity Contribution Date had not occurred by January 30, 2009. The Amendment extended that date to March 2, 2009.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 3, 2009              GREENSHIFT CORPORATION

                                      By: /s/ Kevin Kreisler
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                                              Kevin Kreisler
                                              Chief Executive Officer